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Exhibit 99.2

NORDSTROM CREDIT, INC.

13531 EAST CALEY

ENGLEWOOD, COLORADO  80111

CERTIFICATION OF CHIEF FINANCIAL
OFFICER REGARDING PERIODIC REPORT CONTAINING
FINANCIAL STATEMENTS

I, Michael G. Koppel, the Vice President and Treasurer of Nordstrom Credit, Inc. (the "Company") in compliance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify that the Company's Quarterly Report on Form 10-Q for the period ended April 30, 2003 (the "Report") filed with the Securities and Exchange Commission:

- fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

- the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Michael G. Koppel
-----------------------
                                          Michael G. Koppel
                                          Vice President and Treasurer
                                          June 9, 2003


A signed original of this written statement required by Section 906 has been provided to Nordstrom, Inc. and will be retained by Nordstrom, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.